UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: December 7, 2000

                              Medix Resources, Inc.

             (Exact name of registrant as specified in its charter)

           Colorado                      0-24768               84-1123311
(State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)

     7100 E. Belleview Avenue, Suite 301, Greenwood Village, CO         80111
             (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

                  7100 E. Belleview Avenue, Englewood, CO 80111
          (Former name or former address, if changes since last report)

Item 5. Other Events.   Press release announcing key organizational changes and
                        hiring of a chief financial officer.

Exhibits
            Exhibit 99.1 - Copy of the Press Release
            Exhibit 99.2 - Copy of Amendment to Employment Agreement of David R.
                             Pfeil


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      MEDIX RESOURCES, INC.

Date: December 7, 2000                         By: /s/Patricia A. Minicucci
                                                   Executive Vice President and
                                                   Secretary